Exhibit 99.1

AMENDED AND RESTATED

2005

HERITAGE COMMERCE CORP

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

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ARTICLE III	ELIGIBILITY AND PARTICIPATION	5

3.1	Eligibility and Participation	5

ARTICLE IV	SUPPLEMENTAL RETIREMENT BENEFITS	5

4.1	Retirement on or After Normal Retirement Date	5

4.2	Termination of Employment on or After Early Retirement Date but Before Normal Retirement Date	6

4.3	Involuntary Separation From Service or Voluntary Termination Before Early Retirement Date	6

4.4	Separation From Service Within Two Years Following a Change in Control	6

4.5	Disability	6

4.6	Termination For Cause	6

4.7	Death of Participant During Active Employment	6

4.8	Supplemental Retirement Benefit Payable Pursuant to Single Paragraph	7

ARTICLE V	FORM AND PAYMENT OF BENEFITS	7

5.1	Delay in Payment of Benefits to Specified Employees	7

5.2	Reduction for Early Commencement of Benefits	7

5.3	Form of Benefit Payment	7

5.4	Change in Time or Form of Payment	8

5.5	Withholding of Payroll Taxes	8

5.6	Payment to Guardian	8

ARTICLE VI	ADMINISTRATION	9

6.1	Compensation Committee and Duties	9

6.2	Agents	9

6.3	Administrative Committee	9

6.4	Binding Effect of Decisions	9

6.5	Indemnity	9

ARTICLE VII	BENEFICIARY DESIGNATION	9

7.1	Beneficiary Designation	9

7.2	Amendments to Beneficiary Designation	9

7.3	No Participant Designation	10

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7.4	Effect of Payment	10

ARTICLE VIII	CLAIMS PROCEDURE	10

8.1	Claim	10

8.2	Arbitration of Disputes	10

ARTICLE IX	MISCELLANEOUS	11

9.1	Unfunded Plan	11

9.2	Unsecured General Creditor	11

9.3	Trust Fund	11

9.4	Nonassignabiliy	11

9.5	Not a Contract of Employment	11

9.6	Protective Provisions	12

9.7	Terms; Gender	12

9.8	Captions	12

9.9	Governing Law	12

9.10	Validity	12

9.11	Notice	12

9.12	Successors	12

9.13	IRC Section 280G Issues	12

9.14	Interpret Plan in Conformity with Section 409A	13

9.15	Exhibits	13

9.16	Amendment or Termination of Plan	13

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AMENDED AND RESTATED

2005

HERITAGE COMMERCE CORP

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

ARTICLE I

PURPOSE AND EFFECTIVE DATE

This Amended and Restated 2005 Heritage Commerce Corp Supplemental Executive Retirement Plan hereby amends and restates “The 2005 Heritage Commerce Corp Supplemental Executive Retirement Plan,” effective as of January 1, 2005, and thereafter amended by virtue of the “First Amendment to The 2005 Heritage Commerce Corp Supplemental Executive Retirement Plan,” dated January 27, 2006. Heritage Commerce Corp is hereby amending and restating the prior plan document as amended in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“IRC”), and so as to effectuate certain other clarifying modifications. This Amended and Restated 2005 Heritage Commerce Corp Supplemental Executive Retirement Plan shall be effective as of January 1, 2005.

The purpose of this Supplemental Executive Retirement Plan (the “Plan”) is to provide supplemental retirement benefits for certain key employees of Heritage Commerce Corp (“Heritage”), Heritage Bank of Commerce and subsidiaries or affiliates thereof (the “Employer”) who are employed by the Employer on or after January 1, 2005. It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits.

ARTICLE II

DEFINITIONS

For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1           Actuarial Equivalent.  “Actuarial Equivalent” means equivalence in value between two or more forms and/or times of payment based on a determination by an actuary chosen by the Administrative Committee, using sound actuarial assumptions at the time of such determination.  Notwithstanding the foregoing, the determination of the amount of the reduction of each Participant’s Supplemental Retirement Benefit to the Participant’s Early Retirement Date shall be five percent (5%) for each year (or partial year) that the Participant’s Early Retirement Date is prior to the date the Participant would attain age sixty-two (62).

2.2           Administrative Committee.  “Administrative Committee” means a committee composed of the Chief Financial Officer of Heritage and two other persons (selected by the Compensation Committee).

2.3           Applicable Percentage. “Applicable Percentage” means the percentage of the Supplemental Retirement Benefit that the Participant is entitled to receive as shown on the schedule set forth in the Participation Agreement, subject to adjustment as provided in the Plan for certain events of Retirement or Termination of Employment.

2.4           Basic Form of Benefit.  “Basic Form of Benefit” means the form of benefit payment specified in Section 5.3(A).

2.5           Board.  “Board” means the Board of Directors of Heritage Commerce Corp.

2.6           Change in Control.   Change in Control means any of the following (as such terms are defined in Section 409A):

A.            A Change in the Ownership of a Corporation. A change in the ownership of a corporation occurs on the date that any one person or persons acting as a group (as defined in Section 409A), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of such corporation. The acquisition of additional stock by the same person or group is not considered to cause a change in the ownership of the corporation.

B.            Change in the Effective Control of a Corporation. A change in the effective control of the corporation shall be deemed to occur on either of the following dates:

(i)            The date any one person, or persons acting as a group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or group) ownership of stock of the corporation possessing thirty percent (30%) or more of the total voting power of the stock of such corporation; or

(ii)           The date a majority of members of the corporation’s board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation’s board of directors before the date of the appointment or election.

C.            Change in the Ownership of a Substantial Portion of a Corporation’s Assets.  A change in the ownership of a substantial portion of a corporation’s assets shall be deemed to occur on the date that any one person or group acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the corporation immediately before such acquisition or acquisitions. No Change in Control shall result if the assets are transferred to certain entities controlled directly or indirectly by the shareholders of the transferring corporation.

2.7           Compensation Committee.  “Compensation Committee” means the Compensation and Benefits Committee of the Board of Directors of Heritage.

2.8           Disabled or Disability.  “Disabled” or “Disability” means a Participant:

(A)          is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(B)           is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than Twelve (12) months, receiving income replacement benefits for a period of not less than Three (3) months under an accident and health plan covering employees of Participant’s employer.

2.9           Distribution Election Form.  “Distribution Election Form” means the Distribution Election Form, the form of which is attached hereto as Exhibit 2, which is executed by the Participant and filed with the Compensation Committee in which the Participant selects the time and form of benefit payments to be made to the Participant and/or his or her beneficiary or beneficiaries.

2.10         Early Retirement Benefit.  “Early Retirement Benefit” means the Actuarial Equivalent of the Supplemental Retirement Benefit based on the actual Early Retirement Date.

2.11         Early Retirement Age.  “Early Retirement Age” means the age of Fifty-Five (55).

2.12         Early Retirement Date.  “Early Retirement Date” means the date on which Separation From Service occurs on or after attaining the Early Retirement Age, but before attaining the Normal Retirement Age.

2.13         Employer.  “Employer” means Heritage, Heritage Bank of Commerce, any subsidiaries or affiliates thereof, or any successors thereto.

2.14         Involuntary Separation From Service.  The term “Involuntary Separation From Service” means a Separation From Service due to the independent exercise of the unilateral authority of the Employer to terminate the Participant’s services, other than due to the Participant’s implicit or explicit request, where the Participant was willing and able to continue performing services, and other than for Cause, Disability, or Change in Control.

2.15         IRC.  “IRC” means the Internal Revenue Code of 1986, as amended.

2.16         Normal Retirement Age.  The term “Normal Retirement Age” means the age of Sixty-Two (62), or as otherwise specified in the Participation Agreement.

2.17         Normal Retirement Date.  “Normal Retirement Date” means Separation From Service on or after attaining the Normal Retirement Age.

2.18         Participant.  “Participant” means any individual who is participating in or has participated in this Plan as provided in Article III, and who has not yet received his full benefit hereunder.

2.19         Participation Agreement.  “Participation Agreement” means the agreement executed by a Participant and approved by the Compensation Committee pursuant to Article III, the form of which is attached hereto as Exhibit 1.

2.20         Retirement.  The term “Retirement” shall refer to the date on which the Participant Separates From Service after attaining the Early Retirement Date or Normal Retirement Date.

2.21         Section 409A.  “Section 409A” means IRC Section 409A and the Treasury Regulations promulgated thereunder.

2.22         Separation From Service/Termination of Employment.  The terms “Separation From Service (Separates From Service)” and “Termination of Employment” shall be used interchangeably for the purposes of this Plan and shall be interpreted in accordance with the provisions of Section 409A. Whether a termination of employment has occurred is determined based on whether the facts and circumstances indicate that the Employer and the Participant reasonably anticipate that no further services will be performed after a certain date or that the level of bona fide services the Participant will perform after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than twenty (20%) percent of the average level of bona fide services performed (as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services to the Employer if the Participant has been providing services to the Employer less than 36 months).

2.23         Specified Employee.  “Specified Employee” means a Participant who, as of the date of the Participant’s Separation From Service, is a “key employee” of an Employer of which any stock is publicly traded on an established securities market or otherwise.  A Participant is a key employee if the Participant meets the requirements of Section 416(i)(1)(A)(i), (ii), or (iii) of the IRC (applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the twelve (12) month period ending on a specified employee identification date.  If the Participant is a key employee as of a specified employee identification date, then the Participant shall be treated as a key employee for the entire twelve (12) month period beginning on the specified employee effective date.

2.24         Supplemental Retirement Benefit.  “Supplemental Retirement Benefit” means the benefit specified in the Participation Agreement.

2.25         Termination For Cause.  “For Cause” means any of the following:

(A)          The willful, intentional and material breach or the continual, willful and intentional disregard by the Participant of his employment, responsibilities and duties;

(B)           The Participant’s willful and intentional violation of any state, federal, banking or securities laws, or the rules or regulations of the California Commissioner of Financial Institutions, Board of Governors or the Federal Reserve System, Federal Deposit

Insurance Corporation, or other regulatory agency or governmental authority having jurisdiction over the Employer, unless such violation was reasonably believed by the Participant in good faith, using reasonable judgment under the circumstances, to be in the best interest of the Employer and which such violation does not have a material adverse effect upon the Employer.

(C)           The Participant’s final conviction after exhaustion of all appeals of (i) any felony or (ii) a crime involving moral turpitude, or the Participant’s willful and intentional commission of a fraudulent or dishonest act, which in any of the foregoing circumstances has a material adverse effect upon the Employer.

2.26         Unforeseeable Emergency.  “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant or the Participant’s spouse or dependent, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant’s control.

2.27         Voluntary Termination.  “Voluntary Termination” means voluntary resignation of employment by the Participant prior to Early Retirement Age, (but not as a result of Disability or within two (2) years following a Change in Control).

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1           Eligibility and Participation.

(A)          Eligibility.  Eligibility to participate in the Plan is limited to those key employees of the Employer that are designated, from time to time, by the Compensation Committee and the Board.

(B)           Participation.  An employee’s participation in the Plan shall be effective upon notification of such person by the Compensation Committee of eligibility to participate, completion of a Participation Agreement by such person, and acceptance of the Participation Agreement by the Compensation Committee. Participation in the Plan shall continue until such time as the Participant Separates From Service with the Employer and as long thereafter as the Participant is eligible to receive benefits under this Plan.

ARTICLE IV

SUPPLEMENTAL RETIREMENT BENEFITS

4.1           Retirement on or After Normal Retirement Date. The Applicable Percentage of the Supplemental Retirement Benefit (as identified in the Participant Agreement) for a Participant whose employment with the Employer terminates on or after the Normal Retirement Date shall be one hundred percent (100%).  Benefit payments shall commence on the first day of the month following Termination of Employment.

4.2           Termination of Employment on or After Early Retirement Date but Before Normal Retirement Date. A Participant who Separates From Service on a date that constitutes an Early Retirement Date shall receive the Actuarial Equivalent (determined as of the date payments of benefits shall commence) of the Applicable Percentage of the Supplemental Retirement Benefit based on the actual Early Retirement Date.  Benefit payments shall commence on the first day of the month following Termination of Employment, except as elected by Participant on his Distribution Election Form.

4.3           Involuntary Separation From Service or Voluntary Termination Before Early Retirement Date.  If the Participant’s employment is terminated by Involuntary Separation From Service or the Participant terminates employment by Voluntary Termination before his Early Retirement Date, the Participant shall be eligible to receive the Actuarial Equivalent (determined as of the date payments of benefits shall commence) of the Applicable Percentage of the Supplemental Retirement Benefit based on the actual date of Separation From Service.  Benefit payments shall commence on the first day of the month as elected by Participant on his Distribution Election Form.

4.4           Separation From Service Within Two Years Following a Change in Control. In the event a Participant Separates From Service within two (2) years following a Change in Control for any reason (and such Separation From Service is not for Cause), then notwithstanding anything to the contrary in this Agreement or his Participation Agreement, the Applicable Percentage shall be one hundred percent (100%) and he shall be eligible to receive his Supplement Retirement Benefit (reduced to Actuarial Equivalent in accordance with Section 5.2) at the later of (A) the age elected by the Participant on his Distribution Election Form or (B)  on the first day of the month following Separation From Service.  Notwithstanding anything to the contrary in paragraphs 4.2 or 4.3, the Supplemental Retirement Benefit of a Participant who Separates From Service not for Cause within two (2) years following a Change in Control shall be payable pursuant to this paragraph 4.4 whether or not a Supplemental Retirement Benefit would otherwise be payable pursuant to paragraphs 4.2 or 4.3.

4.5           Disability.  The Applicable Percentage for a Participant who becomes Disabled while employed by Employer shall be one hundred percent (100%).  Benefit payments shall commence on the first day of the month following the determination by the Administrative Committee that the Participant is Disabled.  The Administrative Committee shall make that determination if (A) the Social Security Administration determines that the Participant is totally disabled or (B) it is determined in accordance with Employer’s disability insurance program that the Participant is disabled provided that the disability insurance program defines disability as the term is defined herein.

4.6           Termination For Cause. If a Participant’s Employment with Employer is terminated For Cause, then Participant shall forfeit any and all rights and benefits he may have under this Plan, and he shall have no right to be paid any of the amounts which would otherwise be due or paid to the Participant by the Employer pursuant to the terms of this Plan.

4.7           Death of Participant During Active Employment. In the event Participant dies while employed by Employer, then no death benefits shall be payable under this Agreement

(other than a survivor benefit qualified for under paragraphs 4.1 through 4.6 above and selected pursuant to paragraph 5.3). Such benefits are described in the Distribution Election Form.

4.8           Supplemental Retirement Benefit Payable Pursuant to Single Paragraph.  A Participant’s Supplemental Retirement Benefit shall be payable under this Plan pursuant to only one of paragraphs 4.1 through 4.6 above, shall not be payable under more than one such provision, and the time and circumstances of the Participant’s Separation From Service shall determine which paragraph shall be used to calculate the Supplemental Retirement Benefit.

ARTICLE V

FORM AND PAYMENT OF BENEFITS

5.1           Delay in Payment of Benefits to Specified Employees. Notwithstanding anything in the Plan or Participation Agreement, if a Participant is a Specified Employee, no benefit payment shall be paid until six (6) months and one (1) day following Separation From Service unless payment is made on account of the death of the Participant.  For any Participant affected by this six (6) month delay in payment, when applicable, the aggregate amount of the first seven (7) months of installments shall be paid at the beginning of the seventh month following the date of Separation From Service. Monthly installment payments shall continue thereafter according to form of benefit chosen.

Furthermore, the payment of any benefit hereunder, which payment is to be triggered by a “Termination” or “Retirement” (including but not limited to Early Retirement, Normal Retirement, Termination post Change in Control, Involuntary Termination, etc. ) shall comply with IRC 409A and its requirements regarding what constitutes a “separation from service”.

In addition, and in accordance with and subject to IRS Notices 2006-79 and 2007-78, no payment which would not otherwise be scheduled to occur in 2007 may be accelerated into 2007, no payment scheduled to be made in 2007 may be delayed to a date later than 2007, no payment which would not otherwise be scheduled to occur in 2008 may be accelerated into 2008, and no payment scheduled to be made in 2008 may be delayed to a date later than 2008.

5.2           Reduction for Early Commencement of Benefits. If a Participant receives a Supplemental Retirement Benefit under this Plan before the Participant’s Normal Retirement Age, the monthly Supplemental Retirement Benefit shall be reduced to its Actuarial Equivalent.

5.3           Form of Benefit Payment.  The Supplemental Retirement Benefit shall be paid in the Basic Form of Benefit specified below, unless the Participant selects an alternate form of payment permitted below.  The Basic Form of Benefit and alternative forms of payment are as follows:

(A)          Basic Form of Benefit. Unless an alternate selection is made, the Basic Form of Benefit payment made pursuant to this Plan shall be made as follows: Monthly single life annuity for the Participant’s life.

(B)           Alternative Forms of Benefit Payment.

(i)            A joint and survivor annuity of the Actuarial Equivalent of the Basic Form of Benefit with payment continued to the survivor in the same amount as the amount paid to the Participant.

(ii)           A joint and survivor annuity of the Actuarial Equivalent of the Basic Form of Benefit with payment continued to the survivor in the amount of one-half (1/2) of the amount paid to the Participant.

(iii)          Any other Actuarial Equivalent method as approved by the Compensation Committee and selected in accordance with Internal Revenue Service requirements, including but not limited to Section 409A.

5.4           Change in Time or Form of Payment.  A Participant may elect to modify the method of payment of the Supplemental Retirement Benefit, or may change the date on which distributions are to commence, provided that the following conditions are satisfied (and in accordance with IRC 409A):

(A)          The election may not take effect until at least twelve (12) months after the date on which the election is made;

(B)           In the case of an election related to a payment which is not on account of Disability, death or on account of an Unforeseeable Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been paid (or in the case of a life annuity or installment payments treated as a single payment, five years from the date the first amount was scheduled to be paid).

(C)           Any election relating to a payment to be made at a specified time or pursuant to a fixed schedule must be made at least twelve (12) months before the date the payment is scheduled to be paid (or in the case of a life annuity or installment payments treated as a single payment, twelve (12) months before the date the first amount was scheduled to be paid).

5.5           Withholding of Payroll Taxes.  The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant’s benefits under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax purposes pursuant to IRC Section 3405(a)(2), or any successor provision thereto.

5.6           Payment to Guardian.  If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Administrative Committee may direct payment of such Plan benefit to the guardian, legal representative or such person having the care and custody of such minor, incompetent or person.  The Administrative Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit.  Such distribution shall completely discharge the Administrative Committee and the Employer from all liability with respect to such benefit.

ARTICLE VI

ADMINISTRATION

6.1           Compensation Committee and Duties.  This Plan shall be administered by the Compensation Committee.  The Compensation Committee shall have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

6.2           Agents.  In the administration of this Plan, the Compensation Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

6.3           Administrative Committee.  The day to day administration of the Plan shall be administered by the Administrative Committee.

6.4           Binding Effect of Decisions.  The decision or action of the Compensation Committee or Administrative Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

6.5           Indemnity.  The Employer shall indemnify and hold harmless the members of the Compensation Committee and the Administrative Committee against any and all claims, loss, damage, expense, or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

ARTICLE VII

BENEFICIARY DESIGNATION

7.1           Beneficiary Designation. Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of his death prior to complete distribution to the Participant of the benefits due under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Administrative Committee a form of which is attached as Exhibit 3, and will be effective only when filed with the Administrative Committee during the Participant’s lifetime.

7.2           Amendments to Beneficiary Designation. Any Beneficiary designation may be changed by a Participant without the consent of any designated Beneficiary by the filing of a new Beneficiary designation with the Administrative Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. If a Participant’s compensation is community property, any Beneficiary designation shall be valid or effective only as permitted under applicable law.

7.3           No Participant Designation. In the absence of an effective Beneficiary designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be the Participant’s estate.

7.4           Effect of Payment. The payment to the deemed Beneficiary shall completely discharge the Employer’s obligations under this Plan.

ARTICLE VIII

CLAIMS PROCEDURE

8.1           Claim.  The Employer shall, but only to the extent necessary to comply with ERISA, be designated as the named fiduciary under this Plan and shall have authority to control and manage the operation and administration of this Plan.  Consistent therewith, the Employer shall make all determinations as to the rights to benefits under this Plan.  Any decision by the Employer denying a claim by the Participant, the Participant’s spouse, or the Participant’s beneficiary for benefits under this Plan shall be stated in writing and delivered or mailed, via registered or certified mail, to the Participant, the Participant’s spouse or the Participant’s beneficiary, as the case may be.  Such decision shall set forth the specific reasons for the denial of a claim.  In addition, the Employer shall provide the Participant, the Participant’s spouse or the Participant’s beneficiary with a reasonable opportunity for a full and fair review of the decision denying such claim.

8.2           Arbitration of Disputes.  All unresolved claims, disputes and other matters in question arising out of or relating to this Plan or the breach or interpretation thereof, other than those matters which are to be determined by the Employer in its sole and absolute discretion, shall be resolved by binding arbitration before a representative member, selected by the mutual agreement of the parties, of the Judicial Arbitration and Mediation Services, Inc. (“JAMS”), located in San Jose, California.  In the event JAMS is unable or unwilling to conduct the arbitration provided for under the terms of this Paragraph, or has discontinued its business, the parties agree that a representative member, selected by the mutual agreement of the parties, of the American Arbitration Association (“AAA”), located in San Jose, California, shall conduct the binding arbitration referred to in this Paragraph.  Notice of the demand for arbitration shall be filed in writing with the other party and with JAMS (or AAA, if necessary).  In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.  The arbitration shall be subject to such rules of procedure used or established by JAMS, or if there are none, the rules of procedure used or established by AAA.  Any award rendered by JAMS or AAA shall be final and binding upon the parties, and as applicable, their respective heirs, beneficiaries, legal representatives, agents, successors and assigns, and may be entered in any court having jurisdiction thereof.  The obligation of the parties to arbitrate pursuant to this clause shall be specifically enforceable in accordance with, and shall be conducted consistently with, the provisions of Title 9 of Part 3 of the California Code of Civil Procedure.  Any arbitration hereunder shall be conducted in San Jose, California, unless otherwise agreed to by the parties.

ARTICLE IX

MISCELLANEOUS

9.1           Unfunded Plan.  This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of “management or highly compensated employees” within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security act of 1974, as amended (“ERISA”), and therefore to be exempt from the provisions of Parts 2, 3, and 4 of Title I ERISA.  Accordingly, the Plan shall terminate and no further benefits shall be paid hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt.

9.2           Unsecured General Creditor.  Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Employer.  Except as may be provided in Section 9.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Employer under this Plan.  Any and all of the Employer’s assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer.  The Employer’s obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

9.3           Trust Fund.  The Employer shall be responsible for the payment of all benefits provided under the Plan.  At its discretion, the Employer may establish one or more trusts, with such trustee as the Board may approve, for the purpose of providing for the payment of such benefits.  Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer’s creditors.  To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

9.4           Nonassignabiliy.  Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable.  No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency.

9.5           Not a Contract of Employment.  The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein.  Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge him at any time.

9.6           Protective Provisions.  A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefit hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other action as may be requested by the Employer.

9.7           Terms; Gender.  Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply.

9.8           Captions.  The captions of the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

9.9           Governing Law.  The provisions of this Plan shall be construed, interpreted, and governed in all respects in accordance with applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of California.

9.10         Validity.  If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

9.11         Notice.  Any notice or filing required or permitted to be given under the Plan shall be sufficient in writing and hand delivered, or sent by registered or certified mail, to the Chief Financial Officer of the Employer, or to the Employer’s statutory agent.  Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

9.12         Successors.  The provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns.  The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

9.13         IRC Section 280G Issues.  If all or any portion of the amounts payable to the Participant under this Plan, either alone or together with other payments which the Participant has the right to receive from the Employer, constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), that are subject to the excise tax imposed by Section 4999 of the Code (or similar tax and/or assessment), Participant shall be responsible (except to the extent otherwise provided in a written agreement between the Participant and the Employer) for the payment of such excise tax and Employer (and its successor) shall be responsible for any loss of deductibility related thereto; provided, however, that Employer and Participant shall cooperate with each other and use all reasonable efforts to minimize to the fullest extent possible the amount of excise tax imposed by

Section 4999 of the Code.  If, at a later date, it is determined (pursuant to final regulations or published rulings of the Internal Revenue Service, final judgment of a court of competent jurisdiction, or otherwise) that the amount of excise taxes payable by the Participant is greater than the amount initially so determined, then the Participant shall pay an amount equal to the sum of such additional excise taxes and any interest, fines and penalties resulting from such underpayment.  The determination of the amount of any such excise taxes shall be made by the independent accounting firm employed by the Employer immediately prior to the change in control or such other independent accounting firm or advisor as may be mutually agreeable to Employer and Participant in the exercise of their reasonable good faith judgment.

9.14         Interpret Plan in Conformity with Section 409A.  It is the intention of the Employer that the Plan complies with all applicable provisions of Section 409A.  In the event any provision of this Plan is ambiguous, then it shall be interpreted in a manner that is consistent with Section 409A.

9.15         Exhibits.  Exhibits 1, 2, and 3 are incorporated herein and shall be interpreted in all respects in conformity with and shall be subject to the terms and conditions of the Plan.

9.16         Amendment or Termination of Plan.  The Board may amend, suspend or terminate the Plan at any time.  However, no amendment, suspension or termination of the Plan shall reduce a Participant’s Supplemental Retirement Benefit without the consent of the Participant.  Notwithstanding the foregoing, except to the extent required to comply with Section 409A, no amendment to the definition of Change in Control shall be made without the consent of each Participant.

HERITAGE COMMERCE CORP

By:
Signature

Title:

Date:

By:
Secretary

Date:

EXHIBIT 1

Participation Agreement

Amended and Restated Heritage Commerce Corp 2005
Supplemental Executive Retirement Plan

Participant:	(INSERT NAME)

Eligibility Date:	(INSERT DATE OF ELIGIBILITY)

This Participation Agreement (“Agreement”) is entered into between the Participant specified above and Heritage Commerce Corp in order to set forth certain rights and obligations of the parties hereto under the Amended and Restated Heritage Commerce Corp 2005 Supplemental Executive Retirement Plan (“Plan”).  This Agreement is subject in all respect to the terms and conditions of the Plan which is incorporated herein by reference.  Capitalized terms used, but not defined herein shall have the same meanings ascribed to them in the Plan.  This Agreement is effective the date last written below.

The Participant is authorized to receive benefits pursuant to the Plan as described below. Benefit accrual shall commence as of the Eligibility Date.

Applicable Percentage Schedule:    [Insert]

Normal Retirement Age (if other than age 62):            [Insert]

Supplemental Retirement Benefit:  Unless an alternate method of payment is selected using the attached Distribution Election Form attached as Exhibit 2, the Employer shall pay to the Participant pursuant to the Plan during the Participant’s lifetime, a Supplemental Retirement Benefit in an amount equal to                                                        ($                ) per year in twelve (12) equal monthly installments. The amount of Participant benefits payable under the Plan shall be increased annually at the rate of two percent (2%) per year from the date of commencement of payments of the benefits until the death of the Participant.

Waiver and Release of Claims

(a)           The Participant is a party to that certain Employee Supplemental Compensation Benefits Agreement made with the Employer or its predecessor dated                                     , as amended by instrument(s) dated                                                       (the “Prior Plan Agreement”);

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(b)           The Plan and the benefits provided under the Plan substitute in their entirety for the Prior Plan Agreement and the benefits provided thereunder;

(c)           The Prior Plan Agreement and the benefits otherwise to be provided thereunder are hereby terminated effective as of the date of this Agreement;

(d)           The Participant hereby waives and relinquishes for himself or herself, and his or her heirs, beneficiaries, legal representatives, agents, successors and assigns, any and all right, entitlement and interest that the Participant has or may have pursuant to the Prior Plan Agreement and the benefits thereunder (“Waiver”);

(e)           The Participant accepts the benefits afforded by this Agreement in full and complete satisfaction and substitution for the benefits otherwise provided by the Prior Plan Agreement; and

(f)            The Participant (i) has had an opportunity to consult with legal, tax and financial advisors of the Participant’s own choice in determining whether to enter into the Agreement and this Waiver, (ii) understands the benefits that were to be provided to the Participant and to his or her surviving spouse or beneficiaries under the Prior Plan Agreement and the terms and conditions that applied to such benefits, (iii) understands that the effect of this Waiver is to terminate, waive and relinquish forever all rights, entitlements and interests that the Participant has or may have under the Prior Plan Agreement and the benefits thereunder as a condition to receiving benefits under the Plan; and (iv) the Participant is entering into the Participation Agreement and this Waiver voluntarily and with full appreciation of the effects of doing so.

Participant:
	(Signature)	(Print Name)

Heritage Commerce Corp:
(Authorized Executive)

Date:

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EXHIBIT 2

Distribution Election Form

The Heritage Commerce Corp 2005 Supplemental Executive Retirement Plan

(as of                     , 200  )

1.             Acknowledgement by Specified Employee.  I understand the significance of, and want to comply with, all applicable Internal Revenue Code Sections, including, but not limited to, Section 409A of the IRC. Thus, for any benefits payable pursuant to this Plan, if I am a Specified Employee and the Employer is publicly traded at the time of Separation From Service, any such benefit payment to be made pursuant to this Plan shall be delayed for six (6) months following such Separation From Service, in order to comply with Section 409A of the IRC.

2.             Election to Commence Payment of Benefits.  Pursuant to the provisions of the Plan, I hereby elect to have my Supplemental Retirement Benefit paid to me as designated below:

SELECT ONE IN EACH OF A, B, AND C BELOW:

A.            In the event of my Separation From Service on or after Early Retirement Date but before Normal Retirement Date, I elect to have my benefit payments commence on the first day of the month following my:

                                                                          Separation From Service; or

                                                                          Attainment of Age          (must fill in age between age 55 and age 62).

B.            In the event of my Involuntary Separation From Service or Voluntary Termination before Early Retirement Date, I elect to have my benefit payments commence on the first day of the month following my:

                                                                          Attainment of Age          (must fill in age between age 55 and age 62).  IMPORTANT REQUIREMENT:  If Attainment of Age is selected in A above, then same Age must be selected in B.

C.            In the event I Separate From Service within 2 years following a Change in Control, I elect to have my benefit payments commence on the first day of the month following my:

                                                                          Attainment of Age          (must fill in age between age 55 and age 62).

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3.             Election of Actuarial Equivalent of Form of Basic Benefit.  Instead of having my benefit paid as a single life annuity, with payments continuing until my death, I elect to have my Supplemental Retirement Benefit paid to me as designated below:

                                                                          A joint and survivor annuity with an Actuarial Equivalent of the Basic Form of Benefit with payment continued to the survivor in the same amount as the amount paid to the Participant.

                                                                          A joint and survivor annuity with an Actuarial Equivalent of the Basic Form of Benefit with payment continued to the survivor and one-half of the amount paid to the Participant.

                                                                          Alternate form as approved by the Compensation Committee and selected in accordance with the provisions of the appropriate Internal Revenue Service requirements, including but not limited to IRC 409A, as follows:                                                                 .

4.             Acknowledgment of Limitations on Changes in Time and Form of Payment of Benefits.  I have been advised and understand that I may modify the form of benefit payment if my request is in compliance with IRC 409A and the following requirements are satisfied (i) the election may not take effect until at least 12 months after the election is made (other than payments relating to death, Disability or Unforeseeable Emergency); (ii) any election to delay a distribution must delay the distribution at least 5 years from the date such payment would otherwise have been made; and (iii) any payment made pursuant to a fixed time or scheduled series of distributions must be made at least 12 months in advance of the first such scheduled payment.

Signed:	Print Name:

Dated:

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EXHIBIT 3

Beneficiary Designation Form

The 2005 Heritage Commerce Corp Supplemental Executive Retirement Plan

I.                                         PRIMARY DESIGNATION
                (You may refer to the beneficiary designation information prior to completion of this form.)

A.                                   Person(s) as a Primary Designation:
(Please indicate the percentage for each beneficiary.)

Name			Relationship	/	%

Address:
	(Street)	(City)	(State)	(Zip)

Name			Relationship	/	%

Address:
	(Street)	(City)	(State)	(Zip)

Name			Relationship	/	%

Address:
	(Street)	(City)	(State)	(Zip)

B.                                     Estate as a Primary Designation:

My Primary Beneficiary is The Estate of
as set forth in the last will and testament dated the	day of	,
and any codicils thereto.

C.                                     Trust as a Primary Designation:

Name of the Trust:
Execution Date of the Trust:	/	/
Name of the Trustee:

Is this an Irrevocable Life Insurance Trust?                   Yes                          No
(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

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II.                                     SECONDARY (CONTINGENT) DESIGNATION

A.                                   Person(s) as a Secondary (Contingent) Designation:
(Please indicate the percentage for each beneficiary.)

Name			Relationship	/	%

Address:
	(Street)	(City)	(State)	(Zip)

Name			Relationship	/	%

Address:
	(Street)	(City)	(State)	(Zip)

Name			Relationship	/	%

Address:
	(Street)	(City)	(State)	(Zip)

B.                                     Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of
as set forth in the last will and testament dated the	day of	,
and any codicils thereto.

C.                                     Trust as a Secondary (Contingent) Designation:

Name of the Trust:
Execution Date of the Trust:	/	/
Name of the Trustee:

All sums payable under this Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies).  This beneficiary designation is valid until the Participant notifies the Employer in writing.

Participant’s Signature

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NOTE*** IF YOU RESIDE IN A COMMUNITY PROPERTY STATE (ARIZONA, CALIFORNIA, IDAHO, LOUISIANA, NEVADA, NEW MEXICO, TEXAS, WASHINGTON OR WISCONSIN), AND YOU ARE DESIGNATING A BENEFICIARY OTHER THAN YOUR SPOUSE, THEN YOUR SPOUSE MUST ALSO SIGN THE BENEFICIARY DESIGNATION FORM.

I am aware that my spouse, the above named Insured has designated someone other than me to be the beneficiary and waive any rights I may have to the proceeds of such insurance under applicable community property laws.  I understand that this consent and waiver supersedes any prior spousal consent or waiver under this plan.

Spouse Signature:

Date:

Witness (other than insured):

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